                                                                   Exhibit 10.25

                       FIRST AMENDMENT TO CREDIT AGREEMENT

          This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 27, 2007, amends the Credit Agreement (as further amended from time to time, the "Credit Agreement"), dated as of September 1, 2006, among SNOWFLAKE WHITE MOUNTAIN POWER, LLC ("SWMP"), RENEGY, LLC ("Renegy"), RENEGY TRUCKING, LLC ("Renegy Trucking" and together with Renegy and SWMP, the "Borrowers"), the financial institutions from time to time party thereto (collectively, the "Lenders") and COBANK, ACB, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), as letter of credit issuer, collateral agent and as a Lender. Terms used herein but not defined shall have the meaning given to them in the Credit Agreement and section references refer to sections of the Credit Agreement unless otherwise stated.

     WHEREAS, the Borrowers have agreed to certain signed change orders, unsigned change orders and estimated future change orders with various construction contractors totaling $4,089,536 (the "Change Orders"), the details of which have been previously provided by Borrowers to Administrative Agent.

     WHEREAS, pursuant to that certain Asset Purchase Agreement between Ponderosa Transport, Inc., an Arizona corporation ("PTI") and Renegy Trucking, dated as of January 1, 2007, whereby Renegy Trucking acquired certain assets of PTI, Renegy Trucking has executed a related promissory note, a copy of which is attached hereto as Exhibit A (the "PTI Note"), and is negotiating the purchase of associated real property (the "PTI Purchase").

     WHEREAS, the Borrowers were unable to provide the audited financial statements for the fiscal year ending December 31, 2006 on or prior to April 30, 2007 but will be able to deliver such financial statements on or prior to July 31, 2007.

     WHEREAS, the Borrowers have proposed that Renegy enter into a grinder co-ownership agreement with William Johnson ("Johnson"), pursuant to which Renegy and Johnson contemplate forming a joint venture (the "Johnson Agreement"), a draft of which is attached hereto as Exhibit B.

     WHEREAS, Renegy has entered into that certain purchase agreement with Les Machineries Verville (brand name of Premier Tech Technologies Limited) ("Les Machineries"), dated as of April 18, 2007 (the "Les Machineries Agreement"), a copy of which is attached hereto as Exhibit C.

     WHEREAS, Renegy and Jackson Lumber Harvester Company, Incorporated ("Jackson") have entered into that certain Sales Contract dated as of April 19, 2007, relating to two used shaving mills and associated parts, and that certain Sales Contract dated as of April 19, 2007, relating to three new shaving mills and associated parts (collectively, the "Jackson Contracts"), copies of which are attached hereto as Exhibit D.

     WHEREAS, Renegy has entered into that certain Master Lease Agreement dated as of May 18, 2007 with Chase Equipment Leasing, Inc. (the "Chase Capital Lease"), in order to finance the purchases under the Les Machineries Agreement and the Jackson Contracts, a copy of which is attached hereto as Exhibit E.

     WHEREAS, the Borrowers have terminated that certain Trade Contract No. 109/03.3131 Concrete dated August 3, 2006 by and between SWMP and D.W. Lusk Contracting Co. (the "Lusk Contract") and that certain trade Contract No. 109/02.4340 Turbine/Generator/Condenser dated July 6, 2006 and that certain Purchase Order No. 109/02.4342 Generator Testing dated July 15, 2006 by and between SWMP and Tetrad Service, Inc. (collectively, the "Tetrad Contract").

     WHEREAS, the Borrowers have requested that Administrative Agent and the undersigned Lender(s) waive certain defaults as set forth herein.

     WHEREAS, the Borrowers have requested that Administrative Agent and the undersigned Lender(s) consent to certain matters as set forth herein.

     WHEREAS, the Borrowers have requested that the Majority Lenders agree to amend the Credit Agreement in certain other respects as set forth herein.

     NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.   Waivers. The Administrative Agent and undersigned Lender(s) hereby:

     (a) waive any default arising from Renegy's failure to comply with Sections 5.4.6, 6.5, 6.7 and 6.10 or any other provision of the Credit Agreement by entering into the Johnson Agreement;

     (b) waive any default arising from Renegy's failure to comply with Sections 6.2, 6.3 and 6.12 or any other provision of the Credit Agreement by entering into the Les Machineries Agreement;

     (c) waive any default arising from Renegy's failure to comply with Sections 5.4.6, 6.2, 6.3 and 6.12 or any other provision of the Credit Agreement by entering into the Jackson Contracts;

     (d) waive any default arising from Renegy's failure to comply with Sections 5.4.6, 6.2, 6.3 and 6.12, or any other provision of the Credit Agreement by entering into the Chase Capital Lease;

     (e) waive any default arising from Renegy Trucking's failure to comply with Sections 6.3 or any other provision of the Credit Agreement by entering into the PTI Note and Sections 5.4.6, 6.12 and 6.21 by entering into the PTI Purchase;

     (f)  waive any default arising from Borrowers' failure to comply with
          Section 5.5.1(a) and the Consent and Waiver Agreement, dated as of December 22, 2006, between the Borrowers and the Administrative Agent by delivering audited financial statements for the fiscal year ending December 31, 2006 on or prior to April 30, 2007;

     (g) waive any default arising from the Borrowers failure to comply with Sections 5.4.9 and 6.12 or any other provision of the Credit Agreement by agreeing to the Change Orders;

     (h)  waive any default arising from SWMP's failure to comply with Sections
          6.12.2 and 8.1.15(d) or any other provision of the Credit Agreement by SWMP's termination of the Lusk Contract and the Tetrad Contract.

2. Consents. The Administrative Agent, in consultation with the Independent Engineer and at the direction of the Majority Lenders, hereby:

     (a)  consents to and approves of the Change Orders, as required under
          Section 6.12.2(a) or any other provision of the Credit Agreement;

     (b) consents to the Les Machineries Agreement as required under Section 6.12.2(a) or any other provision of the Credit Agreement;

     (c) consents to the Jackson Contracts as required under Section 6.12.2(a) or any other provision of the Credit Agreement;

     (d) consents to the Chase Capital Lease as required under Section 6.12.2(a) or any other provision of the Credit Agreement;

     (e) consents to the Johnson Agreement and the ongoing relationship between Renegy and Johnson contemplated thereunder;

     (f) consents to the PTI Note and the PTI Purchase and the ongoing relationship between Renegy Trucking and PTI contemplated thereunder as required under Section 6.12.2(a); and

     (g) consents to the termination of the Lusk Contract and the Tetrad Contract as required under Section 6.12.2(f) or any other provision of the Credit Agreement.

3.   Amendments. The Credit Agreement is hereby amended as follows:

     (a) The last sentence of Section 2.2.1 is hereby deleted in its entirety and replaced with the following:

               In their sole discretion, LC Issuer and all of the Lenders may agree to extend the LC Facility Expiration Date (and the Letter of Credit) for an additional two year period from the most recent calendar anniversary of the Closing Date upon request of SWMP delivered to Administrative Agent annually on or prior to December 15th of each calendar year.

     (b) Section 2.2.3(e)(i) is hereby deleted in its entirety and replaced with the following:

               (i) 366 days after the related Drawing Date,

4.   Conditions.

     (a) The waiver of Paragraph 1(a) above is conditioned upon the timely delivery to the Administrative Agent of the executed Johnson Agreement and any related ancillary documents as reasonably satisfactory to and deemed necessary by the Administrative Agent.

     (b) The waiver of Paragraph 1(b) above is conditioned upon the timely delivery to the Administrative Agent of the Les Machineries Agreement and any related ancillary documents as reasonably satisfactory to and deemed necessary by the Administrative Agent.

     (c) The waiver of Paragraph 1(c) above is conditioned upon the timely delivery to the Administrative Agent of the executed Jackson Contracts and any related ancillary documents as reasonably satisfactory to and deemed necessary by the Administrative Agent.

     (d) The waiver of Paragraph 1(d) above is conditioned upon the timely delivery to the Administrative Agent of the PTI Note and any documents related to the PTI Purchase as reasonably satisfactory to and deemed necessary by the Administrative Agent.

     (e) The waiver of Paragraph 1(f) above is conditioned upon the Administrative Agent's receipt of the Borrowers' audited financial statements for the fiscal year ending December 31, 2006 on or prior to July 31, 2007.

5. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the undersigned Lender(s) as follows:

     (a) The representations and warranties made by the Borrowers in Article 4 of the Credit Agreement and each other Credit Document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

     (b) Other than as addressed herein, no Default or Event of Default has occurred and is continuing.

     (c)  No Material Adverse Effect has occurred and is continuing.

6. Effect of Amendment. On and after the date of this Amendment, each reference in the Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby and as heretofore amended. Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent.

7. Headings. The headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to rules of conflicts of laws (other than Section 5-1401 of the New York General Obligations Law).

9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. Counterparts. This Amendment may be executed in multiple originals and by counterpart.

                            [Signature Page Follows]

     IN WITNESS HEREOF, the parties have caused this First Amendment to Credit Agreement to be duly executed by their officers duly authorized as of the date first above written.

                                        SNOWFLAKE WHITE MOUNTAIN POWER, LLC,
                                        as Borrower


                                        By: /s/ Robert M. Worsley
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager


                                        RENEGY, LLC,
                                        as Borrower


                                        By: /s/ Robert M. Worsley
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager


                                        RENEGY TRUCKING, LLC,
                                        as Borrower


                                        By: /s/ Robert M. Worsley
                                            ------------------------------------
                                        Name: Robert M. Worsley
                                        Title: Manager


                                        COBANK, ACB,
                                        as Administrative Agent and a Lender


                                        By: /s/ David B. Willis
                                            ------------------------------------
                                        Name: David B. Willis
                                        Title: Managing Director, Project and
                                               Structured Finance,
                                               Communications and Energy Banking
                                               Group